UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2013

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 8, 2013, Polaris Industries Inc. (the "Company") filed its Proxy Statement for its 2013 Annual Meeting of Shareholders to be held on April 25, 2013.  Within that filing, under Proposal 2 on page 59, under the heading “Fees Paid to Independent Registered Public Accounting Firm,” the Company disclosed audit fees of $1,070,000, audit-related fees of $111,000, tax fees of $1,162,000 and other fees of $38,000 paid to Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2012.  To supplement our earlier disclosures, we are now disclosing that the $1,162,000 of tax fees paid consists of $190,000 of tax compliance and tax return preparation fees and $972,000 of tax planning and consulting fees.  Of the $972,000 of tax planning and consulting fees, $754,000 is the 2012 portion of a significant tax planning project occurring over calendar years 2012 and 2013 relating to the reorganization of the Company’s European supply chain operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLARIS INDUSTRIES INC.

Date:	March 26, 2013	/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance and Chief Financial Officer